SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                           TIAA SEPARATE ACCOUNT VA-1
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

[TIAA CREF LOGO] 730 Third Avenue
                 New York NY 10017-3206

TIAA SEPARATE ACCOUNT VA-1

NOTICE OF SPECIAL MEETING OF CONTRACTOWNERS -- DECEMBER 15, 2003

This notice is being given to the owners of the Teachers Personal Annuity variable annuity contracts issued by Teachers Insurance and Annuity Association of America (TIAA) and funded through the TIAA Separate Account VA-1.

TIAA Separate Account VA-1 (VA-1) will hold a special meeting of contractowners at 730 Third Avenue, New York, New York, on December 15, 2003, at 3:45 p.m. on the 17th floor. The meeting agenda is:

     1. To elect two members of the Management Committee of VA-1 to serve until their successors are elected and qualified; and

     2. To address any other business that may properly come before the meeting.

The Management Committee has set October 31, 2003, as the record date for determining the number of votes entitled to be cast. You may vote at the meeting only if you were a VA-1 contractowner as of October 31, 2003.

                                           By order of the Management Committee,


                                           /s/ E. Laverne Jones

                                           E. Laverne Jones
                                           Secretary

Please vote as soon as possible before the special meeting, even if you plan to attend the meeting. You can vote quickly and easily over the Internet, by telephone, or by mail. Just follow the simple instructions that appear on your enclosed proxy card. Since we can't hold the meeting unless a quorum is reached, please help VA-1 avoid the expense of a follow-up mailing by voting today!

If you plan to attend the meeting, please call 1 800 842-2733 ext. 6654 to obtain an admission pass.

November 10, 2003

TIAA SEPARATE ACCOUNT VA-1

Proxy Statement for Special Meeting
to be Held on December 15, 2003

The Management Committee of TIAA Separate Account VA-1 (VA-1) has sent you this proxy statement to ask for your vote to elect two members of the VA-1 Management Committee. The accompanying proxy will be voted at a special meeting of VA-1 contractowners being held on December 15, 2003, at 3:45 p.m. at 730 Third Avenue, New York, New York. This proxy statement was mailed to contractowners starting on or about November 10, 2003.

How Do I Vote?
Please follow the voting instructions on the enclosed proxy card.

Can I Cancel or Change My Vote?
You can change or cancel your vote at any time up until voting results are announced at the special meeting. You can do this by simply voting again -- by executing and returning a later-dated proxy card, voting through the Internet, or by voting in person at the meeting. (Note that votes cast by Internet or proxy card must be received by 12:00 noon (eastern time) on December 15, 2003.)

How Does a Proxy Work?
When you vote by proxy, you are instructing the agents named on the proxy card how to vote on your behalf at the meeting. If you don't specifically instruct them otherwise, they will vote FOR the election of the three nominees for members of the Management Committee. At this time, we don't know of any other matters being presented at the meeting. If other matters are brought before the meeting, the proxy agents will vote the proxies using their own best judgment, as allowed by the proxy.

Who May Vote; How Many Votes Do I Get?
VA-1 contractowners invested in the Stock Index Account as of October 31, 2003, will be eligible to vote at the meeting on each item on the proxy ballot. On October 28, 2003, there were 750,581,809.42 total votes eligible to be cast.

The number of votes you have is equal to the dollar value of your accumulation in the Stock Index Account on October 31, 2003. We will count fractional votes.

How Many Votes Are Needed for a Quorum or to Pass a Vote?
We will have a quorum for the meeting if 10 percent of the votes entitled to be cast are present in person or by proxy. Abstentions are counted in determining whether a quorum has been reached. The outcome of the election of trustees will be decided by a plurality of the eligible votes present in person or represented by proxy. No votes are cast by brokers.

I. ELECTION OF MEMBERS OF MANAGEMENT COMMITTEE

Under law, the Management Committee cannot fill a vacancy on the committee if, in doing so, less than two-thirds of the Management Committee members would have been elected by contractowners. We are holding this meeting in order to ensure that a sufficient number of members have been elected by shareholders so that the Management Committee may fill future vacancies. At this special meeting, you will be asked to elect the two nominees as members of the VA-1 Management Committee to serve until their successors are elected and qualified.

Below is information about the nominees. In addition to the information listed, each of the nominees either serves on the board of trustees or currently are nominees to serve as trustees of the College Retirement Equities Fund ("CREF"), TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, and TIAA-CREF Life Funds.

NOMINEES FOR MEMBERS OF THE MANAGEMENT COMMITTEE

[PHOTO] Willard T. Carleton, 69, has been the Donald R. Diamond Professor of Finance Emeritus at the College of Business and Public Administration of the University of Arizona since July 2001. From July 1999 to June 2001 he was the Donald R. Diamond Professor of Finance, and from 1984 to June 1999 he was the Karl L. Eller Professor of Finance, at the University of Arizona. Dr. Carleton earned an A.B. and M.B.A. at Dartmouth College and an M.A. and Ph.D. from the University of Wisconsin. He served as a trustee of CREF from 1980 to 1984 and as a trustee of TIAA from 1984 to August 2003.

[PHOTO] Bridget A. Macaskill, 55, is former Chairman and Chief Executive Officer of Oppenheimer Funds, Inc. She joined Oppenheimer Funds, Inc. in 1983 and served in various capacities at that firm, being appointed Chief Operating Officer in 1989, President in 1991, Chief Executive Officer in 1995 and Chairman in 2000. Ms. Macaskill serves on the boards of directors of J Sainsbury plc and Prudential plc, and on the International Advisory Board of the British-American Business Council (BABC). She received a B.Sc with honors from the University of Edinburgh.

Each of the nominees has consented to serve if elected. If any nominee is unavailable to serve when the meeting is held, the proxy agents may cast their votes for a substitute at their discretion.

CONTINUING MEMBERS OF THE MANAGEMENT COMMITTEE

[PHOTO] Martin J. Gruber, 66, has been Nomura Professor of Finance at the New York University Stern School of Business since 1987 and served as chairman of its Department of Finance from 1989 to September 1997. He served as a trustee of TIAA from 1996 to 2000. Dr. Gruber is a past president of the American Finance Association. He also serves on the boards of Scudder Investments (New York) Funds, the Japan Equity Fund, Inc., the Singapore Equity Fund, Inc., and the Thai Equity Fund, Inc. He received an S.B. from the Massachusetts Institute of Technology and an M.B.A. and Ph. D. from the Columbia University Graduate School of Business.

[PHOTO] Nancy L. Jacob, 60, is president and managing principal of Windermere Investment Associates. She was previously chairman and chief executive officer of CTC Consulting, Inc. and executive vice president, U.S. Trust of the Pacific Northwest. Dr. Jacob received a B.A. from the University of Washington and a Ph.D. from the University of California, Irvine.

[PHOTO] Bevis Longstreth, 69, is a retired partner of the law firm of Debevoise & Plimpton. Until 1994, he was a partner of the same firm, and thereafter he was of counsel to that firm. Mr. Longstreth has served as a commissioner of the U.S. Securities and Exchange Commission, and as an adjunct professor at Columbia University School of Law. Mr. Longstreth is a member of the board of directors of AMVESCAP, PLC. He is also chairman of the finance committee of the Rockefeller Family Fund and chairman of the investment committee of the Nathan Cummings Foundation. He serves as a trustee of the New School University and a member of the Advisory Board of the Center for Public Integrity. Mr. Longstreth received a B.S.E. from Princeton University and a J.D. from Harvard University.

CONTINUING MEMBERS OF THE MANAGEMENT COMMITTEE continued

[PHOTO] Stephen A. Ross, 59, has been the Franco Modigliani Professor of Finance and Economics at the Sloan School of Management at the Massachusetts Institute of Technology since July 1998. He was previously the Sterling Professor of Economics and Finance at the Yale School of Management at Yale University. Dr. Ross is also co-chairman of Roll & Ross Asset Management Corp., a director of Freddie Mac and Algorithmics, Incorporated, a trustee of the California Institute of Technology, and a principal of IV Capital, Ltd. He received a B.S. from the California Institute of Technology and a Ph.D. from Harvard University.

[PHOTO] Maceo K. Sloan, 54, has been the Chairman, President and CEO of Sloan Financial Group, Inc. and Chairman and CEO of NCM Capital Management Group, Inc., since 1991. Mr. Sloan is a director of SCANA Corporation and M&F Bancorp, Inc. Mr. Sloan received a B.A. from Morehouse College, an M.B.A. from Georgia State University, and a J.D. from North Carolina Central University School of Law.

[PHOTO] Robert W. Vishny, 44, is the Eric J. Gleacher Distinguished Service Professor of Finance at the University of Chicago Graduate School of Business where he has taught since 1985. He is also a founding partner of LSV Asset Management, an investment management firm. He is the former director of the program in corporate finance at the National Bureau of Economic Research. Dr. Vishny received an A.B. from The University of Michigan and a Ph.D. from the Massachusetts Institute of Technology.

In addition, it is anticipated that Martin L. Leibowitz will retire from the Management Committee shortly after the date of the annual meeting.

Current TIAA Separate Account VA-1 Management Committee Members and Executive Officers

The following table includes certain information about VA-1's current Management Committee members and officers including positions currently held with VA-1, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each member and certain directorships held by each of them. The first table includes information about VA-1's disinterested members and the second table includes information about VA-1's interested members and officers.

DISINTERESTED MEMBERS

                                                                                          Number of
                                                                                          Portfolios
                                                               Principal                  in Fund     Other
                           Positions(s)   Term of Office       Occupations(s)             Complex     Directorships
                           Held with      and Length of        During Past                Overseen    Held by
Name, Address and Age      Fund           Time Served          5 Years                    by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Willard T. Carleton        Member         Indefinite term.     Donald R. Diamond          53          None
Department of Finance                     Member since 2001.   Professor of Finance
and Real Estate                                                Emeritus, University of
College of Business and                                        Arizona, College of
Public Administration                                          Business and Public
University of Arizona                                          Administration. Formerly,
4915 Camino Antonio                                            Donald R. Diamond
Tucson, AZ 85718-6005                                          Professor of Finance,
Age: 69                                                        University of Arizona,
                                                               1999 - 2001, and
                                                               Karl L. Eller Professor
                                                               of Finance, University of
                                                               Arizona, 1984 - 1999.
                                                               Trustee of TIAA,
                                                               1984 - 2003.

Martin J. Gruber           Member         Indefinite term.     Nomura Professor of        53          Director,
New York University                       Member since 2001.   Finance, New York                      Scudder Investments
Stern School of Business                                       University, Stern School               (New York) Funds,
Henry Kaufman                                                  of Business. Formerly,                 Japan Equity
Management                                                     Chairman, Department                   Fund, Inc., the
Education Center                                               of Finance, New York                   Singapore Equity
44 West 4th Street,                                            University, Stern School               Fund, Inc. and
Suite 988                                                      of Business, and Trustee               the Thai Equity
New York, NY 10012                                             of TIAA, 1996 - 2000.                  Fund, Inc.
Age: 66

DISINTERESTED MEMBERS continued

                                                                                          Number of
                                                                                          Portfolios
                                                               Principal                  in Fund     Other
                           Positions(s)   Term of Office       Occupations(s)             Complex     Directorships
                           Held with      and Length of        During Past                Overseen    Held by
Name, Address and Age      Fund           Time Served          5 Years                    by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Nancy L. Jacob             Member         Indefinite term.     President and Managing     53          None
Windermere Investment                     Member since 2001.   Principal, Windermere
Associates                                                     Investment Associates.
121 S.W. Morrison Street                                       Formerly, Chairman and
Suite 925                                                      Chief Executive Officer,
Portland, OR 97204                                             CTC Consulting, Inc.,
Age: 60                                                        and Executive Vice
                                                               President, U.S. Trust of
                                                               the Pacific Northwest.

Bevis Longstreth           Member         Indefinite term.     Retired Partner,           53          Member of the
Debevoise & Plimpton                      Member since 2001.   Debevoise & Plimpton.                  Board of Directors
919 Third Avenue                                               Formerly, Partner and Of               of AMVESCAP,
New York, NY 10022-6225                                        Counsel, Debevoise &                   PLC and Chairman
Age: 69                                                        Plimpton, Adjunct                      of the Finance
                                                               Professor at Columbia                  Committee of
                                                               University School of                   the Rockefeller
                                                               Law and Commissioner                   Family Fund
                                                               of the U.S. Securities
                                                               and Exchange
                                                               Commission.

Bridget A. Macaskill       Nominee        N/A                  Chairman and Chief         N/A         Director,
160 E. 81st Street                                             Executive Officer,                     J Sainsbury plc
New York, NY 10028                                             Oppenheimer Funds,                     and Prudential plc
Age: 55                                                        Inc., 2000-2001. Chief
                                                               Executive Officer,
                                                               Oppenheimer Funds,
                                                               Inc., 1995-2000.

Stephen A. Ross            Member         Indefinite term.     Franco Modigliani          53          Director, Freddie
Sloan School of                           Member since 2001.   Professor of Finance                   Mac; Co-
Management                                                     and Economics, Sloan                   Chairman, Roll &
Massachusetts Institute                                        School of Management,                  Ross Asset
of Technology                                                  Massachusetts Institute                Management
77 Massachusetts Avenue                                        of Technology, Co-                     Corp.; and
Cambridge, MA 02139                                            Chairman, Roll & Ross                  Principal, IV
Age: 59                                                        Asset Management                       Capital, Ltd.
                                                               Corp. Formerly, Sterling
                                                               Professor of Economics
                                                               and Finance, Yale
                                                               School of Management,
                                                               Yale University.

DISINTERESTED MEMBERS continued

                                                                                             Number of
                                                                                             Portfolios
                                                                  Principal                  in Fund     Other
                              Positions(s)   Term of Office       Occupations(s)             Complex     Directorships
                              Held with      and Length of        During Past                Overseen    Held by
Name, Address and Age         Fund           Time Served          5 Years                    by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Maceo K. Sloan                Member         Indefinite term.     Chairman, President        53          Director, SCANA
NCM Capital Management                       Member since 2001.   and Chief Executive                    Corporation and
Group, Inc.                                                       Officer, Sloan Financial               M&F Bancorp, Inc.
103 West Main Street,                                             Group, Inc., and
Suite 400                                                         Chairman and Chief
Durham, NC 27701-3638                                             Executive Officer, NCM
Age: 54                                                           Capital Management
                                                                  Group, Inc., since 1991.

Robert W. Vishny              Member         Indefinite term.     Eric J. Gleacher           53          None
University of Chicago                        Member since 2001.   Distinguished Service
Graduate School of Business                                       Professor of Finance,
1101 East 58th Street                                             University of Chicago,
Chicago, IL 60637                                                 Graduate School of
Age: 44                                                           Business. Founding
                                                                  Partner, LSV Asset
                                                                  Management.

INTERESTED MEMBERS AND OFFICERS

                                                                                       Number of
                                                                                       Portfolios
                                                             Principal                 in Fund     Other
                           Positions(s)   Term of Office     Occupations(s)            Complex     Directorships
                           Held with      and Length of      During Past               Overseen    Held by
Name, Address and Age      Fund           Time Served        5 Years                   by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Martin L. Leibowitz(1,2)   Member,        Indefinite term    Chairman and Chief        53          Director,
TIAA-CREF                  Chairman       as member          Investment Officer of                 Freddie Mac
730 Third Avenue           and Chief      since 2001         CREF, TIAA-CREF Mutual
New York, NY 10017-3206    Investment     Chairman and       Funds, TIAA-CREF
Age: 67                    Officer        Chief Investment   Institutional Mutual
                                          Officer since      Funds, TIAA-CREF Life
                                          2002.              Funds and TIAA
                                          Indefinite term    Separate Account VA-1
                                          as officer.        (these funds are
                                                             collectively referred to
                                                             as the "TIAA-CREF
                                                             Funds"). Vice Chairman
                                                             and Chief Investment
                                                             Officer of TIAA. Member
                                                             of Board of Managers
                                                             and President of
                                                             TIAA-CREF Investment
                                                             Management, LLC
                                                             ("Investment
                                                             Management"). Director
                                                             and President of
                                                             Teachers Advisors, Inc.
                                                             ("Advisors"). Director
                                                             of TIAA-CREF Life
                                                             Insurance Company
                                                             ("TIAA-CREF Life").

Herbert M. Allison, Jr.(1) President      Indefinite term.   Chairman, President       N/A         Member of
TIAA-CREF                  and Chief      President and      and Chief Executive                   the Board of
730 Third Avenue           Executive      Chief Executive    Officer of TIAA.                      Directors of the
New York, NY 10017-3206    Officer        Officer since      President and Chief                   New York Stock
Age: 60                                   2002.              Executive Officer of                  Exchange
                                                             the TIAA-CREF Funds.
                                                             Formerly, President and
                                                             Chief Executive Officer
                                                             of Alliance for LifeLong
                                                             Learning, Inc., 2000 -
                                                             2002. President, Chief
                                                             Operating Officer and
                                                             Member of the Board
                                                             of Directors of Merrill
                                                             Lynch & Co., Inc.,
                                                             1997 - 1999.

INTERESTED MEMBERS AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund     Other
                          Positions(s)   Term of Office     Occupations(s)            Complex     Directorships
                          Held with      and Length of      During Past               Overseen    Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Richard J. Adamski(1)     Vice           Indefinite term.   Vice President and        N/A         N/A
TIAA-CREF                 President      Vice President     Treasurer of TIAA and
730 Third Avenue          and            and Treasurer      the TIAA-CREF Funds.
New York, NY 10017-3206   Treasurer      since 1994.        Vice President
Age: 62                                                     and Treasurer of
                                                            TIAA-CREF Investment
                                                            Management, LLC
                                                            ("Investment
                                                            Management"),
                                                            TIAA-CREF Individual
                                                            and Institutional
                                                            Services, Inc.
                                                            ("Services"), Teachers
                                                            Personal Investors
                                                            Services, Inc. ("TPIS"),
                                                            Advisors, TIAA-CREF
                                                            Life, and TIAA-CREF
                                                            Tuition Financing, Inc.
                                                            ("Tuition Financing").

Scott C. Evans(1)         Executive      Indefinite term.   Executive Vice            N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President of TIAA and
730 Third Avenue          President      President          the TIAA-CREF Funds.
New York, NY 10017-3206                  since 1998.        Executive Vice President
Age: 44                                                     of Investment
                                                            Management and
                                                            Advisors and Director
                                                            of TIAA-CREF Life.

INTERESTED MEMBERS AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund     Other
                          Positions(s)   Term of Office     Occupations(s)            Complex     Directorships
                          Held with      and Length of      During Past               Overseen    Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Member   Members
--------------------------------------------------------------------------------------------------------------------------
I. Steven Goldstein(1)    Executive      Indefinite term.   Executive Vice            N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President, Public
730 Third Avenue          President      President          Affairs, of TIAA and
New York, NY 10017-3206                  since 2003.        the TIAA-CREF Funds.
Age: 51                                                     Formerly, advisor for
                                                            McKinsey & Company,
                                                            2003; Vice President,
                                                            Corporate
                                                            Communications for
                                                            Dow Jones & Co. and
                                                            The Wall Street Journal,
                                                            2001 - 2002; and
                                                            Senior Vice President
                                                            and Chief
                                                            Communications Officer
                                                            for Insurance
                                                            Information Institute,
                                                            1993 - 2001.

E. Laverne Jones(1)       Vice           Indefinite term.   Vice President and        N/A         N/A
TIAA-CREF                 President      Vice President     Corporate Secretary
730 Third Avenue          and            and Corporate      of TIAA and the
New York, NY 10017-3206   Corporate      Secretary since    TIAA-CREF Funds.
Age: 54                   Secretary      2001.

Susan S. Kozik(1)         Executive      Indefinite term.   Executive Vice            N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President and
730 Third Avenue          President      President          Chief Technology
New York, NY 10017-3206                  since 2003.        Officer of TIAA and
Age: 46                                                     the TIAA-CREF Funds.
                                                            Formerly, Vice President
                                                            of IT Operations and
                                                            Services, Lucent
                                                            Technologies, 2000 -
                                                            2003; and Senior Vice
                                                            President and Chief
                                                            Technology Officer, Penn
                                                            Mutual Life Insurance
                                                            Company, 1997 - 2000.

INTERESTED MEMBERS AND OFFICERS continued

                                                                                       Number of
                                                                                       Portfolios
                                                            Principal                  in Fund     Other
                          Positions(s)   Term of Office     Occupations(s)             Complex     Directorships
                          Held with      and Length of      During Past                Overseen    Held by
Name, Address and Age     Fund           Time Served        5 Years                    by Member   Members
--------------------------------------------------------------------------------------------------------------------------
George W. Madison(1)      Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President and
730 Third Avenue          President      President          General Counsel of
New York, NY 10017-3206                  since 2003.        TIAA and the TIAA-CREF
Age: 50                                                     Funds. Formerly,
                                                            Executive Vice
                                                            President, Corporate
                                                            Secretary, and General
                                                            Counsel of Comerica
                                                            Incorporated.

Erwin W. Martens(1)       Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President, Risk
730 Third Avenue          President      President          Management,
New York, NY 10017-3206                  since 2003.        of TIAA and the
Age: 47                                                     TIAA-CREF Funds.
                                                            Formerly, Managing
                                                            Director and Chief
                                                            Risk Officer, Putnam
                                                            Investments, 1999 -
                                                            2003; and Head and
                                                            Deputy Head of
                                                            Global Market Risk
                                                            Management,
                                                            1997 - 1999.

Elizabeth A. Monrad(1)    Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President and
730 Third Avenue          President      President          Chief Financial Officer
New York, NY 10017-3206                  since 2003.        of TIAA and the
Age: 49                                                     TIAA-CREF Funds.
                                                            Formerly, Chief Financial
                                                            Officer and Senior
                                                            Vice President of
                                                            GeneralCologne Re
                                                            (2000 - 2003), Vice
                                                            President, Corporate
                                                            Controller, Corporate
                                                            Treasurer and Chief
                                                            Financial Officer of
                                                            its North American
                                                            Reinsurance Operations
                                                            (1997 - 2000).

INTERESTED MEMBERS AND OFFICERS continued

                                                                                       Number of
                                                                                       Portfolios
                                                            Principal                  in Fund     Other
                          Positions(s)   Term of Office     Occupations(s)             Complex     Directorships
                          Held with      and Length of      During Past                Overseen    Held by
Name, Address and Age     Fund           Time Served        5 Years                    by Member   Members
--------------------------------------------------------------------------------------------------------------------------
Frances Nolan(1)          Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President, Client
730 Third Avenue          President      President          Services, of TIAA and
New York, NY 10017-3206                  since 2001.        the TIAA-CREF Funds.
Age: 46                                                     Formerly, Vice President,
                                                            Retirement Services,
                                                            CREF and TIAA.

Dermot J. O'Brien(1)      Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President, Human
730 Third Avenue          President      President          Resources, of TIAA
New York, NY 10017-3206                  since 2003.        and the TIAA-CREF
Age: 37                                                     Funds. Formerly, First
                                                            Vice President and head
                                                            of Human Resources,
                                                            International Private
                                                            Client Division, Merrill
                                                            Lynch & Co., 1999 -
                                                            Feb. 2003; and Vice
                                                            President and Head of
                                                            Human Resources -
                                                            Japan Morgan Stanley,
                                                            1998 - 1999.

Bertram L. Scott(1)       Executive      Indefinite term.   Executive Vice             N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President, Product
730 Third Avenue          President      President          Management, of TIAA
New York, NY 10017-3206                  since 2001.        and the TIAA-CREF
Age: 52                                                     Funds. Chairman of the
                                                            Board, President and
                                                            Chief Executive Officer
                                                            of TIAA-CREF Life.
                                                            Formerly, President and
                                                            Chief Executive Officer,
                                                            Horizon Mercy

INTERESTED MEMBERS AND OFFICERS continued

                                                                                      Number of
                                                                                      Portfolios
                                                            Principal                 in Fund     Other
                          Positions(s)   Term of Office     Occupations(s)            Complex     Directorships
                          Held with      and Length of      During Past               Overseen    Held by
Name, Address and Age     Fund           Time Served        5 Years                   by Member   Members
--------------------------------------------------------------------------------------------------------------------------
John A. Somers(1)         Executive      Indefinite term.   Executive Vice            N/A         N/A
TIAA-CREF                 Vice           Executive Vice     President of TIAA and
730 Third Avenue          President      President          the TIAA-CREF Funds.
New York, NY 10017-3206                  since 1998.        Executive Vice President
Age: 59                                                     of Investment
                                                            Management and
                                                            Advisors and Director
                                                            of TIAA-CREF Life.

(1) The following individuals are "interested persons" under the 1940 Act because they are officers of VA-1: Mses. Jones, Kozik, Monrad and Nolan; and Messrs. Adamski, Allison, Evans, Goldstein, Leibowitz, Madison, Martens, O'Brien, Scott and Somers.

(2) We anticipate that Mr. Leibowitz will retire from the Board shortly after this meeting.

Equity Ownership of Members

The following table includes information relating to equity securities beneficially owned by all current TIAA Separate Account VA-1 members in VA-1 and in all registered investment companies in the same "family of investment companies" as VA-1 as of October 20, 2003. VA-1's family of investment companies includes TIAA Separate Account VA-1, CREF, TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, and TIAA-CREF Institutional Mutual Funds.

DISINTERESTED MEMBERS

                                                   Aggregate Dollar Range of Equity
                                                   Securities in All Registered Investment
                        Dollar Range of Equity     Companies Overseen by Member in
Name                    Securities in VA-1         Family of Investment Companies
-------------------------------------------------------------------------------------------
Willard T. Carleton     None                       Over $100,000
-------------------------------------------------------------------------------------------
Martin J. Gruber        None                       Over $100,000
-------------------------------------------------------------------------------------------
Nancy L. Jacob          None                       Over $100,000
-------------------------------------------------------------------------------------------
Bevis Longstreth        None                       Over $100,000
-------------------------------------------------------------------------------------------
Stephen A. Ross         None                       Over $100,000
-------------------------------------------------------------------------------------------
Maceo K. Sloan          None                       $50,001 - $100,000
-------------------------------------------------------------------------------------------
Robert W. Vishny        None                       $50,001 - $100,000
-------------------------------------------------------------------------------------------

INTERESTED MEMBERS

                                                   Aggregate Dollar Range of Equity
                                                   Securities in All Registered Investment
                        Dollar Range of Equity     Companies Overseen by Trustee in
Name                    Securities in VA-1         Family of Investment Companies
-------------------------------------------------------------------------------------------
Martin L. Leibowitz     None                       Over $100,000
-------------------------------------------------------------------------------------------

Member Compensation

The following table sets forth the compensation paid to the VA-1 Management Committee members for their service to VA-1 and the TIAA-CREF Fund Complex for the year ended December 31, 2002. Management Committee members who are active officers of TIAA did not receive any compensation for their services on the Management Committee.

                                               (3)
                      (2)                      Pension or Retirement   (4)
(1)                   Aggregate Compensation   Benefits Accrued As     Total Compensation
Name of Person        From VA-1                Part of Fund Expenses   From Fund Complex
-------------------------------------------------------------------------------------------
Willard T. Carleton   N/A                      N/A                     N/A
-------------------------------------------------------------------------------------------
Martin J. Gruber      $363                     $191                    $66,500
-------------------------------------------------------------------------------------------
Nancy L. Jacob        $314                     $191                    $57,500
-------------------------------------------------------------------------------------------
Bevis Longstreth*     $355                     $191                    $65,000
-------------------------------------------------------------------------------------------
Stephen A. Ross*      $456                     $191                    $83,500
-------------------------------------------------------------------------------------------
Maceo K. Sloan        $349                     $191                    $64,000
-------------------------------------------------------------------------------------------
Robert W. Vishny      $339                     $191                    $62,000
-------------------------------------------------------------------------------------------

* This compensation, or a portion of it, was not actually paid based on prior election of member to defer receipt of payment in accordance with the provisions of deferred compensation plan for non-officer members. Excluding this year's deferrals, a total of $2,028,278.58 earned across the fund complex has been deferred for prior years' service, including interest through year-end 2002, for all current members who had elected to defer their compensation.

VA-1 has a long-term compensation plan for non-employee Management Committee members. Under this unfunded plan, annual contributions equal to the amount of the basic annual trustee stipend are allocated to notional CREF and TIAA annuity accounts chosen by the individual member. Benefits will be paid after the member leaves the Management Committee in a lump sum or in annual installments over 5 to 20 years, as requested by the member. Pursuant to a separate deferred compensation plan, non-employee members also have the option to defer payment of their basic stipend, additional stipends, and/or meeting fees and allocate these amounts to notional TIAA and CREF accounts chosen by the individual member. Benefits under that plan are also paid in a lump sum or annual installments over 5 to 20 years, as requested by the member, after the member leaves the Management Committee.

Committees

The Management Committee appoints certain committees with specific responsibilities for aspects of VA-1's operations. Currently, the Management Committee has the following committees:

(1) An Audit Committee, consisting solely of independent members who are not officers of VA-1, which audits and examines the records and affairs of VA-1 as it deems necessary, using independent auditors or others. The Audit Committee has adopted a formal written charter which is available upon request. During 2002, the Audit Committee held six meetings. The current members of the Audit Committee are Mr. Sloan (chair), Dr. Gruber and Dr. Jacob.

(2) A Finance Committee, which oversees the management of VA-1's investments subject to appropriate oversight by the full Management Committee. During 2002, the Finance Committee held four meetings. The current members of the Finance Committee are Mr. Leibowitz (chair)], Dr. Carleton, Dr. Gruber, Dr. Jacob, Mr. Longstreth, Dr. Ross, Mr. Sloan and Dr. Vishny.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of members who are not officers of VA-1, which addresses all corporate social responsibility and corporate governance issues including the voting of VA-1's units and the initiation of appropriate shareholder resolutions. During 2002, the Corporate Governance and Social Responsibility Committee held five meetings. The current members of the Corporate Governance and Social Responsibility Committee are Mr. Longstreth (chair), Dr. Carleton and Dr. Vishny.

(4) An Executive Committee, which generally is vested with full Management Committee powers between full Management Committee meetings on matters not specifically addressed by the full Management Committee. During 2002, the Executive Committee held five meetings. The current members of the Executive Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

(5) A Nominating and Personnel Committee, consisting solely of members who are not officers of VA-1, which nominates certain VA-1 officers and the standing committees of the Management Committee, and recommends candidates for election as members of the Management Committee. During 2002, the Nominating and Personnel Committee held eight meetings. The current members of the Nominating and Personnel Committee are Dr. Ross (chair), Dr. Jacob and Dr. Vishny.

(6) A Products and Services Committee, formed in November 2002, which reviews and oversees the design, development, improvement, and marketing of new and existing products and services. During 2002, the Products and Services Committee held no meetings. The current members of the Products and Services Committee are Mr. Leibowitz (chair), Dr. Gruber and Dr. Ross.

Contractowners can recommend nominees by writing to the Secretary of VA-1, 730 Third Avenue, New York, New York 10017-3206. Participants can also recommend nominees when casting votes for this special meeting by writing in the name of the individual in the space provided on the proxy card, or, if voting through the Internet, by noting their recommended nominee in the "Comments" section. (No recommendations may be made through our telephone voting facility.)

Meetings

During 2002, there were six meetings of the Management Committee. All current Management Committee members attended at least 75% of the meetings of the Management Committee and the committees on which they served.

II. THE INDEPENDENT AUDITORS

Ernst & Young LLP (Ernst & Young) served as independent auditors to VA-1 for the fiscal year ended December 31, 2002. At a meeting held on August 20, 2003, the Management Committee, including a majority of non-officer members, ratified the selection of Ernst & Young by the audit committee to serve as independent auditors for VA-1 for the fiscal year ending December 31, 2003. Ernst & Young performs independent audits of VA-1's financial statements. To maintain auditor independence and avoid even the appearance of conflicts of interest, the Funds, as a policy, do not engage Ernst & Young for management advisory or consulting services.

Representatives of Ernst & Young will be available at the special meeting to respond to questions.

Audit Fees

Ernst & Young's fees for professional services rendered for the audit of VA-1's annual financial statements for the years ended September 30, 2002 and September 30, 2001 were $42,315 and $37,800 respectively.

Tax Services and Other Fees

With respect to VA-1, Ernst & Young had no additional fees for the years ended December 31, 2002 and 2001.

Preapproval Policy

In June of 2003, the Audit Committee of VA-1's Management Committee ("Audit Committee") adopted a Preapproval Policy for External Audit Firm Services ("Policy"). The Policy describes the types of services that may be provided by the independent auditor to

VA-1 without impairing the auditor's independence. Under the Policy, the Audit Committee is required to preapprove services to be performed by VA-1's independent auditor in order to ensure that such services do not impair the auditor's independence.

The Policy requires the Audit Committee to: (i) appoint the independent auditor to perform the financial statement audit for VA-1 and certain of its subsidiaries and affiliates, including approving the terms of the engagement and
(ii) preapprove the audit, audit-related and tax services to be provided by the independent auditor and the fees to be charged for provision of such services from year to year.

Auditor Fees for Related Entities

The aggregate non-audit fees billed by Ernst & Young for services rendered to VA-1 and its adviser or affiliates of the adviser performing on-going services to VA-1 including TIAA (Service Providers) for the years ended December 31, 2002 and December 31, 2001 were $164,850 and $247,167, respectively.

Ernst & Young's aggregate fees for professional services rendered in connection with the audit of financial statements for TIAA and CREF and their affiliated entities were $3,167,680 for the year ended December 31, 2002 and $2,020,000 for the year ended December 31, 2001. Ernst & Young's aggregate fees for audit-related services provided to TIAA and CREF and their affiliated entities were $159,000 for the year ended December 31, 2002 and $211,875 for the year ended December 31, 2001. Ernst & Young's aggregate fees for tax services provided to TIAA and CREF and their affiliated entities were $212,625 for the year ended December 31, 2002 and $128,067 for the year ended December 31, 2001. Ernst & Young's aggregate fees for all other services provided to TIAA and CREF and their affiliated entities were $22,850 for the year ended December 31, 2002 and $0 for the year ended December 31, 2001.

III. ADDITIONAL INFORMATION

Beneficial Ownership

As of October 20, 2003: (1) none of the Management Committee members owned as much as 1% of the outstanding voting securities of the Stock Index Account; and
(2) Management Committee members and officers, as a group, did not own more than 1% of the outstanding voting securities of the Stock Index Account.

Investment Advisory and Distribution Arrangements

Teachers Advisors, Inc. (Teachers Advisors) manages the assets of VA-1. It is a subsidiary of TIAA that is registered as an investment adviser under the Investment Advisers Act of 1940.

VA-1's shares are distributed by Teachers Personal Investors Services, Inc.
(TPIS), a subsidiary of TIAA that is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The TIAA Board of Overseers, a New York membership corporation, owns all of the stock of TIAA.

The address for Teachers Advisors and TPIS is 730 Third Avenue, New York, New York 10017-3206.

IV. OTHER MATTERS

Means of Soliciting Proxies

This proxy solicitation will be conducted mainly by mail, telephone, and the Internet, but it may also be by any other method of electronic communication, or by personal interview. VA-1 bears all expenses connected with soliciting proxies; the expenses are included in the administrative expenses that are paid for from VA-1's net assets.

Proposals of Persons with Voting Rights

Any contractowner proposals to be included in the proxy statement for VA-1's next annual or special meeting must be received by VA-1 within a reasonable period of time prior to that meeting. VA-1 has no current plans to hold an annual or special meeting in 2004.

Annual Reports

If you would like to see the most recent semi-annual and annual reports, you can you can visit the TIAA-CREF Web site www.tiaa-cref.org or use our on-line request form to order print versions electronically. Or, you can call 1 877 518-9161 or write to us at 730 Third Avenue, New York, New York 10017-3206.

                                     Notes

                                     Notes

VA-1                                                              A30717 (11/03)

[TIAA CREF LOGO] P.O. BOX 9132
                 HINGHAM, MA 02043-9132

                       THREE EASY WAYS TO VOTE YOUR PROXY.

-------------------------- -------------------------- --------------------------
   To vote by Telephone        To vote by Internet          To vote by Mail

1) Read the Proxy          1) Read the Proxy          1) Read the Proxy
   Statement and have this    Statement and have this    Statement.
   Proxy card at hand.        Proxy card at hand.
                                                      2) Check the appropriate
2) Call 1 888 221-0697.    2) Go to Website              box on the reverse
                              www.proxyweb.com/          side.
3) Enter the 14-digit         TIAA-CREF
   number below and follow                            3) Sign and date the Proxy
   the simple              3) Enter the 14-digit         card.
   instructions.              number below and follow
                              the simple              4) Return the Proxy card
                              instructions.              in the envelope
                                                         provided.
-------------------------- -------------------------- --------------------------

          IF YOU VOTE BY TELEPHONE OR INTERNET, DO NOT MAIL YOUR CARD.
                                                ------

*** CONTROL NUMBER: 999 999 999 999 99 ***

TIAA SEPARATE ACCOUNT VA-1 PROXY
SOLICITED BY THE MANAGEMENT COMMITTEE

By signing this form, I authorize Stephen A. Ross, E. Laverne Jones, and Stewart
P. Greene, singly or together, with power of substitution in each, to represent me and cast my vote at VA-1's special meeting to be held on December 15, 2003 at 3:45 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

                                           Date _______________________, 2003

                                        Signature              (Sign in the Box)

                                        When signing as attorney, executor,
                                        administrator, trustee, guardian, or
                                        corporate officer, please indicate your
                                        full name and title.

                                                                        TC VA JL

Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

Unless you have voted by Internet or telephone, please sign and date this ballot on the reverse side and return it in the enclosed postage-paid envelope to MIS, TIAA-CREF's tabulator at 60 Research Road, Hingham, MA 02043. MIS has been engaged to tabulate ballots returned by mail to preserve the confidentiality of your ballot. If you vote by Internet or Phone, your vote authorizes the proxies named on the front of your proxy card to cast your votes in the same manner as if you marked, signed, and returned your card. All votes cast by Internet, phone, or proxy card must be received by 12:00 noon (eastern time) on December 15, 2003. If you vote via the Internet or phone, please do NOT mail back your proxy card.

The Management Committee Recommends a Vote FOR the        FOR  WITHHOLD  FOR ALL
election of ALL Nominees.                                 ALL    ALL     EXCEPT*

1. (01) Willard T. Carleton (02) Bridget A. Macaskill     |_|    |_|       |_|

   *(INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the number(s) of the nominee(s) on the line provided below.)

________________________________________________________

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                        TC VA JL

[TIAA CREF LOGO]     Internet Proxy Voting Service
                           Proxy Voting Form
                    TIAA-CREF Separate Account VA-1
                                 Proxy

By submitting this form online, I authorize Stephen A. Ross, E. Laverne Jones, and Stewart P. Greene, singly or together, with power of substitution in each, to represent me and cast my vote at VA-1's special meeting to be held on December 15, 2003 at 3:45 p.m. at 730 Third Avenue, New York, New York, and any adjournment or postponement thereof. They will vote as I instruct. If no directions are given, or if the instructions are contradictory, the proxies will vote (i) FOR the election of all listed nominees; and (ii) at their discretion on any other matters that may properly come before the special meeting or if a nominee is not available for election.

        To review the election materials please click Proxy Statement

Proposal I.   The Management Committee Recommends a Vote FOR the election of ALL
              Nominees.

              [o] FOR all nominees  [o] WITHHOLD ALL

              [o] FOR all nominees (Except as indicated)

              (01) [_] Willard T. Carleton      (02) [_] Bridget A. Macaskill

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


   To receive an optional email confirmation, enter your email address here:
                                  ___________
                                 [___________]

                 Press this button to [Submit] your Proxy Vote.

   (C) 2000, 2001 ADP Financial Information Services, Inc. The MIS logo is a service mark of Automatic Data Processing, Inc.
 The ADP logo is a registered trademark of ADP of North America, Inc. Terms and
                         Conditions. Privacy Statement.

                         MANAGEMENT INFORMATION SERVICES
                            TOUCH TONE VOTING SCRIPT
                             DIRECTOR PROPOSAL ONLY
                                 (888) 221-0697

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"Please enter the last 4 digits of your social security number"
--------------------------------------------------------------------------------

When shareholder enters the last 4 digits of their social security number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

OPTION 1: VOTING AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.



                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003

OPTION 2: VOTING OTHERWISE

If shareholder elects to vote the proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Your vote has been cast as follows (vote is given). If this is correct, press
1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the ** Board recommends, press 1 now. To vote otherwise, press 0 now."
--------------------------------------------------------------------------------

If shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

                         MANAGEMENT INFORMATION SERVICES
                                   11/12/2003